                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12
            FURRS RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          FURR'S RESTAURANT GROUP, INC.
                      3001 EAST PRESIDENT GEORGE BUSH HWY.
                                    SUITE 200
                              RICHARDSON, TX 75082
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 ---------------
                                       ON

                                  MAY 22, 2001

         You are hereby notified that the 2001 Annual Meeting of Stockholders of Furr's Restaurant Group, Inc. ("Furr's") will be held at 10:00 a.m. local time on May 22, 2001 in the Company Support Center at 3001 East President George Bush Hwy., Suite 200, Richardson, Texas 75082 for the following purposes:

         1.       To elect seven (7) directors to serve one-year terms;

         2. To transact such other business as may properly be brought before the meeting and any and all adjournments thereof.

         The holders of record of Furr's Common Stock at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         You are cordially invited to attend the Annual Meeting in person. If you are unable to attend the Annual Meeting in person, please complete and date the enclosed proxy card and return it promptly in the envelope provided. No postage is required if mailed in the United States. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

                                    By Order of the Board of Directors



                                    Bruce Dudley
                                    Secretary

                          FURR'S RESTAURANT GROUP, INC.
                      3001 EAST PRESIDENT GEORGE BUSH HWY.
                                    SUITE 200
                              RICHARDSON, TX 75082
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 2001


                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Furr's Restaurant Group, Inc., formerly known as Furr's/Bishop's, Incorporated, a Delaware corporation (the "Company" or "Furr's"), for use at the 2001 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on May 22, 2001 in the Company Support Center at 3001 East President George Bush Hwy., Suite 200, Richardson, Texas 75082 and at any adjournment or postponement thereof (the "Annual Meeting"). Only holders of record of Furr's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on April 2, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting with respect to all proposals set forth on the attached Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April 18, 2001.

         Shares of Common Stock represented by properly executed proxy cards received by the Company at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares of Common Stock so represented FOR the election of the nominees for director named in this Proxy Statement. As to any other business which may properly come before the Annual Meeting, the persons named on the proxy card will vote according to their best judgement.

         Any holder of Common Stock has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company, by a duly executed proxy bearing a later date or by voting by ballot at the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement and Notice of Annual Meeting of Stockholders will be paid by the Company. Additional solicitation of holders of Common Stock by mail, telephone, telegraph, or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable expenses.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The Company has one class of voting common equity securities, the Common Stock, which carries one vote per share. At the Record Date there were issued and outstanding 9,758,741 shares of Common Stock held of record and beneficially by approximately 4,400 holders. The presence in person or by proxy of the holders of a majority of the votes entitled to be cast by the outstanding shares of Common Stock shall constitute a quorum for matters to be voted on.

         The Company's directors will be elected by plurality of the votes cast. Under applicable Delaware law, abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

PRINCIPAL STOCKHOLDERS

         To the best knowledge of management of the Company, no person owned beneficially, as of April 2, 2001, more than 5 percent of the outstanding shares of the Company's Common Stock, except as follows:

                                                             AMOUNT & NATURE OF             PERCENT OF
           NAME & ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        TOTAL COMMON STOCK
           ----------------------------------               --------------------        ------------------
Grace Brothers/Rock Finance Group (1)                             3,997,879                    41.0%

Teachers Insurance and Annuity Association of America             1,721,527                    17.6%
         730 Third Avenue
         New York, NY  10011

John Hancock Financial Services, Inc.
John Hancock Life Insurance Company.(2)                           1,095,598                    11.2%
         P.O. Box 111
         Boston, MA  02117

The Mutual Life Insurance Company of New York                      821,067                     8.4%
         1740 Broadway
         New York, NY  10019

Principal Mutual Holding  Company                                  657,340                     6.7%
Principal Life Insurance Co.(3)
         711 High Street
         Des Moines, IA  50392

___________________________
(1) This information is based on a Schedule 13D/A filed jointly by Grace Brothers, Ltd. ("Grace"), Rock Finance, L.P. ("Rock"), Bradford T. Whitmore, Spurgeon Corporation and Bun Partners on November 24, 1999. Grace presently holds a total of 3,519,987 shares of the Common Stock, which represent approximately 36.1 percent of the Common Stock outstanding. Rock presently holds a total of 477,892 shares of the Common Stock, which represent approximately 4.9 percent of the Common Stock outstanding. Bradford T. Whitmore, Spurgeon Corporation and Bun Partners are general partners of Grace and Rock and therefore may be deemed to be beneficial owners of the shares held by the partnerships. Grace has the sole power to vote and dispose of the Common Stock which it beneficially owns and Rock has the sole power to vote and dispose of the Common Stock which it beneficially owns.

(2) Based on information contained in the Schedule 13G filed on February 1, 2001, John Hancock Financial Services, Inc. ("JHFS") became the parent holding company of John Hancock Life Insurance Company ("JHLIC") as a result of the demutualization of JHLICO. Accordingly JHFS may be deemed the beneficial owner of the 1,095,598 shares Common Stock beneficially owned by JHLICO.

(3) Based on information contained in their Schedule 13G filed February 15, 2000, Principal Mutual Holding Company and Principal Life Insurance Co. share voting power over these shares.

                              ELECTION OF DIRECTORS

         The By-laws of the Company provide that directors are elected for one-year terms. At each annual meeting, directors who are elected by the holders of Common Stock succeed the directors whose terms expire at that meeting and hold office until the next annual meeting and until their successors are duly elected and qualified.

         The Nominees for Election at the 2001 Annual Meeting are: Robert N. Dangremond, Margaret Bertelsen Hampton, Damien W. Kovary, Max Pine, Phillip Ratner, Barry W. Ridings and Robert W. Sullivan, each of whom currently serves as a member of the Board of Directors. The By-laws of the Company provide that directors are elected by a plurality of the votes cast at the Annual Meeting; therefore, the seven director nominees receiving the most votes will be elected. Unless otherwise specified, the enclosed proxy will be voted in favor of each of the nominees named above. All nominees for election have consented to be named and have indicated their intent to serve if elected. Although the Board of Directors anticipates that all of the nominees will be available to serve as directors of the Company, should any one or more of them be unwilling or unable to serve, the Board of Directors may, but is not required to, designate a substitute nominee or nominees, in which event the proxies will be voted FOR the election of the substitute nominee or nominees.

         The nominees for election as directors are:

ROBERT N. DANGREMOND, 58, since August 1989, Mr. Dangremond has been a principal of Jay Alix & Associates. Before joining Jay Alix & Associates he was the Chief Financial Officer for Leach & Garner Company for eight years and a Vice President of the Chase Bank. He was also a marketing manager with Scott Paper Company. Mr. Dangremond serves on the Board of Directors of Viskase Corporation and Beloit Corporation. Mr. Dangremond has served as a director of Furr's since January, 2001.

MARGARET BERTELSEN HAMPTON, 43, joined Grace Brothers, Ltd., an investment management firm, in March 1997. Prior to joining Grace Brothers, Ltd., Ms. Hampton was Managing Director of the Distressed Investments Unit of First Chicago Capital Corporation. Before joining First Chicago in 1991, Ms. Hampton was a vice president with Bear Stearns & Co., Inc. in the Financial Restructuring Group, where she advised debtors and creditors of distressed companies in a variety of industries including retailing, oil and gas, health care and real estate. Ms. Hampton has served as a director of Furr's since February 1999.

DAMIEN W. KOVARY, 46, has served as a managing director of Heico Acquisitions, a subsidiary of Heico Companies, LLC, since 1997. Prior to joining Heico Acquisitions, Mr. Kovary was the managing director of the Special Loan Unit at Teachers Insurance and Annuity Association of America ("Teachers") from 1986 to 1997. Before joining Teachers, Mr. Kovary was a vice president in the Workout Department at Marine Midland Bank from 1982 to 1986. While at Marine Midland Bank, Mr. Kovary also served as President of MarMid Energy Corp. and TOMAR Energy Corp. Mr. Kovary has been a director of Furr's since May 1998.

MAX PINE, 66, since 1994 Mr. Pine has been a restaurant industry consultant providing advice to financial investors regarding their restaurant investments as well as to large restaurant chains. Prior to 1994, Mr. Pine was employed by Restaurant Associates Corp., a diversified full-service restaurant company, for 25 years, serving as President for 17 years. Mr. Pine was employed, from 1961 to 1968, by Interstate United Corporation, a contract foodservice and restaurant company. Mr. Pine has served as a director of Furr's since January 1999 and a director of Benihana, Inc. since February 2001.

PHILLIP RATNER, 56, has served as President and Chief Executive Officer of Furr's and as a member of the Board of Directors of Furr's since September 1998. Prior to his association with Furr's, Mr. Ratner was Chairman, President and Chief Executive Officer of Spaghetti Warehouse, Inc., a chain of 40 casual-theme Italian dinner houses. Prior to his association with Spaghetti Warehouse, Mr. Ratner was President and Chief Executive Officer of Acapulco Restaurants, Inc., a 50-unit casual Mexican dinner-house chain based in Long Beach, California. Mr. Ratner also serves as a director of Roadhouse Grill, Inc.

BARRY W. RIDINGS, 49, has been a managing director of Lazard Freres & Co. LLC since 1999. Before joining Lazard, Mr. Ridings was a managing director at BT Alex. Brown for 10 years. Mr. Ridings serves on the board of directors of SIEM Industries, Seaman Furniture Company and New Valley Corp. Mr. Ridings has served as a director of Furr's since May 1998.

ROBERT W. SULLIVAN, 42, has served as Chairman and CEO of The Plitt Company since he purchased the company in 1985. Prior to serving as Chairman of The Plitt Company, Mr. Sullivan started and in 1998 sold one of the country's largest industrial and medical marketing-consulting firms, The Martec Group, which serves a number of the Fortune 100 companies and has offices in Tokyo, San Francisco, Detroit, Chicago and Frankfort. In addition to his extensive professional experience, numerous groups have retained Mr. Sullivan, including the World Trade Institute, as a keynote speaker on such topics as distribution, market entry, communicating strategies and global market trends. In addition to the Martec Group, Mr. Sullivan serves on the Board of Directors/Advisors of Ladish, Clarity Communications, The Cancer Wellness Center of Chicago and Mercy Hospital.

                             MANAGEMENT INFORMATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held six meetings during the fiscal year 2000. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating Committee.

         The Audit Committee, which held six meetings during fiscal year 2000, presently consists of Robert N. Dangremond, Damien W. Kovary, William J. Nightingale and Robert W. Sullivan. The Committee's responsibilities include: recommending to the Board the firm to be employed by the Company as its external auditor; consulting with the persons chosen to be the external auditors with regard to the plan of audit; reviewing the fees of the external auditors for audit and non-audit services; reviewing, in consultation with the external auditors, their report of audit or proposed report of audit and the accompanying management letter, if any; reviewing with management and the external auditor, before publication or issuance, the annual financial statements, and any annual reports to be filed with the Securities and Exchange Commission; consulting with management and the external auditors regarding the adequacy of corporate systems of accounting and control. A copy of the charter for the Audit Committee, which was adopted by the Board of Directors, is attached as Appendix A to this Proxy Statement.

         The Compensation Committee, which held eight meetings during fiscal year 2000, presently consists of Barry Ridings, Margaret Bertelsen Hampton, Damien W. Kovary and Robert W. Sullivan. The Committee's responsibilities include: reviewing the recommendations of the Company's President and CEO with respect to compensation of management employees; administering the Company's 1995 Stock Option Plan; reviewing management recommendations for grants of stock options and any proposed plans or practices of the Company relating to compensation and benefits of its employees and directors; and determining compensation and incentives for the Chief Executive Officer of the Company. See "Executive Compensation-Report of the Compensation Committee" and "-Option Plan."

         The Finance Committee, which held six meetings during fiscal year 2000, presently consists of Barry Ridings, Margaret Bertelsen Hampton, Damien W. Kovary, Max Pine and Phillip Ratner. The Finance Committee has special charge and responsibility for oversight of all financial affairs of the Company. The principal functions and responsibilities of the Finance Committee are: to review and approve investment and loan policies; review and approve asset-liability management policies; monitor corporate financial results; and recommend corporate financial actions, including dividends and capital financing. The Finance Committee also makes recommendations to the Board of Directors with respect to the terms of loans and issuances of securities of the Company, including equity and debt securities.

         The Nominating Committee, which held three meetings during fiscal year 2000, presently consists of Margaret Bertelsen Hampton, Damien W. Kovary, Max Pine and Barry W. Ridings. During 2001, the Nominating Committee proposed for approval by the board of directors the candidates for election as directors named in this Proxy Statement. The Nominating Committee's responsibilities include: meeting periodically to review the qualifications of potential Board candidates from whatever source received; reporting its findings to the Board and proposing nominations for Board membership for approval by the Board and for submission to stockholders for approval; and reviewing and making recommendations to the Board, where appropriate, concerning the size of the Board and the frequency of meetings. The
Nominating Committee will consider nominee recommendations from holders of Common Stock. Recommendations for the election of directors at the Company's 2002 Annual Meeting of Stockholders should be submitted in writing to the Nominating Committee at the address of the Company's principal executive offices on or before December 16, 2001.

         In addition to the standing committees, the Board from time to time establishes committees of limited duration for special purposes. There were no special committee meetings held during 2000.

         Each director, other than Barry W. Ridings, attended at least 75 percent of all meetings of the Board of Directors and committees to which they were assigned during fiscal year 2000.

DIRECTOR FEES

         Non-employee directors of the Company receive a fee of $1,500 per month and $1,000 per Board meeting attended as compensation for their services. The Chairman of the Board of Directors receives an additional fee of $500 per month. In addition, non-employee directors receive $500 for each telephonic committee meeting attended and $1,000 for each committee meeting attended in person.

DIRECTOR OPTIONS

         Under the Company's 1995 Stock Option Plan, as amended, each director automatically receives a grant of an option to purchase 20,000 shares of Company Common Stock upon appointment as a director, vesting and becoming exercisable in three equal installments on the first, second and third anniversaries of the date of grant, and having an exercise price equal to the closing price of the Company's stock on the date of grant. In May 2000 the Board of Directors approved the grant to each director of an option to purchase 15,000 shares of Common Stock at a price of $3.75 per share, which was immediately vested and exercisable.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during fiscal 2000 all filing requirements were complied with by its officers, directors and greater than ten-percent beneficial owners.

                               EXECUTIVE OFFICERS

         NAME                               AGE           TITLE
         ----                               ---           -----
         Phillip Ratner                     56            President and Chief Executive Officer
         Paul G. Hargett                    46            Executive Vice President and Chief Financial Officer
         Thomas M. Blasdell                 51            Vice President and General Manager
                                                          of Dynamic Foods
         Donald M. Dodson                   63            Vice President - Operations
         Bruce S. Dudley                    38            Vice President - Administration
         Danny K. Meisenheimer              41            Vice President - Marketing

PHILLIP RATNER has been the President and Chief Executive Officer since September 27, 1998, and before joining the Company served as Chairman, President and Chief Executive Officer of Spaghetti Warehouse, Inc. (from June 1994).

PAUL G. HARGETT has been Executive Vice President and Chief Financial Officer since July 28, 1999. From 1997 until joining the Company, Mr. Hargett had his own financial consulting firm serving the restaurant, retail and distribution industries. From 1994 to 1997 Mr. Hargett was the President and Chief Financial Officer of Allied Physicians in Dallas, Texas.

DONALD M. DODSON has been Vice President of Operations since 1993 and was Vice President - Food and Beverage from 1990 until 1993. Mr. Dodson joined the Company in 1958.

THOMAS M. BLASDELL has been Vice President and General Manager of Dynamic Foods since January 2000. Prior to this, he held several other positions with the Company, including Vice President of Purchasing and Distribution, Vice President of Purchasing, Director of Purchasing and Manager of Warehousing and Inventory Control. Mr. Blasdell joined the Company in 1971.

DANNY K. MEISENHEIMER has been Vice President of Marketing since January 1995. Mr. Meisenheimer joined the Company in 1991.

BRUCE S. DUDLEY joined the Company as Vice President of Human Resources in October 1998 and was promoted to Vice President of Administration in January 2001. Prior to this, since 1997, Mr. Dudley was a senior consultant with the Dallas based restaurant-consulting firm Batrus-Hollweg Inc. From 1995 to 1997 Mr. Dudley was the Manager of Organizational Learning for Electronic Data Systems ("EDS") in Plano, Texas. Prior to 1995, Mr. Dudley was an independent consultant specializing in organizational development.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVES

         As of April 2, 2001, according to information furnished to the Company, each director, director nominee, the executive officers named in the summary compensation table and all named executive officers and directors as a group, owned beneficially the indicated shares of Common Stock:

            NAME OF BENEFICIAL OWNER                 NUMBER OF SHARES              PERCENT OF COMMON STOCK
            ------------------------                 ----------------              -----------------------
       Directors:
            Robert N. Dangremond                                 0                            *
            Margaret Bertelsen Hampton                      84,332(1)                         *
            Damien W. Kovary                                36,933(2)                         *
            William J. Nightingale                          38,333(3)                         *
            Max Pine                                        34,332(4)                         *
            Phillip Ratner                                 124,206(5)                        1.3
            Barry W. Ridings                                36,333(6)                         *
            Robert W. Sullivan                              21,566(7)                         *

       Named Executive Officers:
            Donald M. Dodson                                 7,648(8)                         *
            Bruce S. Dudley                                  7,688(9)                         *
            Paul G. Hargett                                 16,666(10)                        *
            Danny K. Meisenheimer                            7,563(11)                        *
            Don J. Williams                                  8,700(12)                        *
       All officers and directors as a group               432,608                           4.4%

*Owns less than 1.0 percent


--------

(1) Includes options to purchase 13,332 shares at $5.00 per share and 15,000 shares at $3.75 per share
(2) Includes options to purchase 21,333 shares at $5.00 per share and 15,000 shares at $3.75 per share
(3) Includes options to purchase 21,333 shares at $5.00 per share and 15,000 shares at $3.75 per share
(4) Includes options to purchase 13,332 shares at $5.00 per share and 15,000 shares at $3.75 per share
(5) Includes options to purchase 100,000 shares at $3.75 per share and 16,666 shares at $4.00 per share
(6) Includes options to purchase 21,333 shares at $5.00 per share and 15,000 shares at $3.75 per share
(7) Includes options to purchase 6,666 shares at $2.75 per share
(8) Includes options to purchase 6,000 shares at $5.94 per share, 750 shares at $3.00 per share and 750 shares at $3.75 per share
(9) Includes options to purchase 6,000 shares at $5.94 per share, 750 shares at $3.00 per share and 750 shares at $3.75 per share
(10) Includes options to purchase 16,666 shares at $3.75 per share
(11) Includes options to purchase 6,000 shares at $5.94 per share, 750 shares at $3.00 per share and 750 shares at $3.75 per share
(12) Includes options to purchase 6,000 shares at $5.94 per share, 750 shares at $3.00 per share and 750 shares at $3.75 per share

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years ended January 2, 2001, December 28, 1999 and December 29, 1998, of the Company's Chief Executive Officer and for the registrant's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving at the end of 2000.

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                             ANNUAL COMPENSATION                         SECURITIES
                                             --------------------                        UNDERLYING          ALL OTHER
      NAME AND TITLE             YEAR        SALARY          BONUS        OTHER           OPTIONS          COMPENSATION
      --------------             ----        ------          -----        -----           -------          ------------
Phillip Ratner                  2000        $315,000         $150,000   $15,000(2)           50,000              -
  President and Chief           1999         300,000           50,000    15,000(2)             -                 -
  Executive Officer             1998          77,308(1)          -          -               150,000              -

Donald M. Dodson                2000         143,800           43,651       -                 2,250              -
  Vice President-               1999         138,750           83,000       -                 2,250              -
  Operations                    1998         125,000           13,688       -                 9,000              -

Bruce S. Dudley                 2000         121,000           44,212       -                 2,250              -
  Vice President-               1999         131,154             -          -                 2,250              -
  Administration                1998          29,716(3)          -          -                 9,000              -

Paul G. Hargett                 2000         175,000           38,903       -                  -                 -
  Executive Vice                1999          71,346(4)          -          -                50,000              -
  President & Chief             1998             -               -          -                  -                 -
  Financial Officer

Danny K. Meisenheimer           2000         116,500           35,708       -                 2,250              -
  Vice President-               1999         110,263           86,640       -                 2,250              -
  Marketing                     1998          99,500           15,343       -                 9,000              -

Don J. Williams (5)             2000         120,640           38,493       -                 2,250              -
  Vice President-               1999         108,150           73,860       -                 2,250              -
  Information                   1998         103,000           16,150       -                 9,000              -
  Technology

-------------
(1) Compensation reflects amounts paid from Mr. Ratner's September 27, 1998 date of employment.
(2) Amount paid for term life insurance and disability coverage as provided in Mr. Ratner's Employment Agreement.
(3) Compensation reflects amounts paid from Mr. Dudley's October 26, 1998 date of employment.
(4) Compensation reflects amounts paid from Mr. Hargett's August 3, 1999 date of employment.
(5) Mr. Williams resigned effective March 16, 2001.

OPTION PLAN

         The Company's 1995 Stock Option Plan (the "1995 Option Plan") provides for the issuance of stock options, stock appreciation rights or restricted stock covering up to 980,544 shares of Common Stock. The Compensation Committee of the Board of Directors administers the 1995 Option Plan, including determining the employees to whom awards will be made, the size of such awards and the specific terms and conditions applicable to awards, such as vesting periods, circumstances of forfeiture and the form and timing of payment. Grants may be made to selected employees of the Company and its subsidiaries and non-employee directors of the Company. As of January 2, 2001, options representing a total of 723,000 shares of Common Stock were outstanding.

OPTION GRANTS

         The table below sets forth information concerning options to purchase stock of the Company granted in the 2000 fiscal year to the executive officers named in the Summary Compensation Table pursuant to the Company's 1995 Stock Option Plan:

                                                                                          POTENTIAL REALIZABLE AT
                                                                                          ASSUMED RATES OF ANNUAL
                                                                                               APPRECIATION
                             NUMBER OF                                                         ------------
                              OPTIONS        PERCENT       EXERCISE      EXPIRATION
          NAME                GRANTS         OF TOTAL        PRICE          DATE             5%             10%
          ----                ------         --------        -----          ----             --             ---
Phillip Ratner              50,000 (1)         6.9%          $4.00        2/26/03            -            $27,000

Donald M. Dodson             2,250 (1)         0.3%          $3.75        6/27/10            -            $ 1,778

Bruce S. Dudley              2,250 (1)         0.3%          $3.75        6/27/10            -            $ 1,778

Paul G. Hargett                 -               -              -             -               -               -

Danny K. Meisenheimer        2,250 (1)         0.3%          $3.75        6/27/10            -            $ 1,778

Don J. Williams              2,250 (1)         0.3%          $3.75        6/27/10            -            $ 1,778

------------------------
(1) Options vest and become exercisable in three equal installments on the first, second and third anniversaries of the date of grant.

None of the executive officers named above exercised any stock options during fiscal 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE OF CONTROL AGREEMENTS

         Phillip Ratner was employed as President and Chief Executive Officer of the Company effective September 27, 1998. Mr. Ratner's Employment Agreement, among other things, provides for a base salary of $300,000, an annual cash bonus of up to 50% of his base compensation for each fiscal year and up to $15,000 per year to be applied to payments by Mr. Ratner for term life insurance and disability coverages. In the event that Mr. Ratner's employment is terminated by the Company without Cause or by Mr. Ratner with Good Reason within a period of two years following a Change in Control the Company shall pay Mr. Ratner a lump sum amount equal to one (1) year of his base salary then in effect. During 2000 Mr. Ratner and each of the other named executive officers entered into agreements providing compensation in the event of their termination of employment without cause or for good reason following a Change of Control, which agreements terminate in May 2001 and are not expected to be renewed.

         The Company entered into a Change of Control Bonus Agreement with Mr. Ratner on September 19, 2000, which provides for the payment of a bonus to Mr. Ratner and other members of management prior to the closing of a Change of Control transaction. The bonus payable under such agreement, which ranges from $500,000 to $1,000,000, is based upon the value per share (whether in cash, securities or property) received by shareholders of the Company generally in that transaction.

         Mr. Ratner's Option Agreements grant him the right to purchase 150,000 and 50,000 shares of Common Stock at an exercise prices of $3.75 per share and $4.00 per share, respectively. Each of the Option grants vest in three (3) equal installments on the first, second and third anniversaries of the date of grant. Mr. Ratner's Option Agreements provide that his options vest fully and immediately if, within 12 months of a "change of control" of the Company, Mr. Ratner leaves the employment of the Company for good cause or as a result of termination by the Company of his employment other than for "cause."

         For the purpose of the agreements referenced above, a "change of control" occurs when, during a 12-month period immediately following any of certain specified triggering events, a majority of the persons constituting the Company's Board of Directors prior to the event no longer constitute a majority of the Board of Directors. Any one of several tiggering events will result in a change of control: a merger with, or sale of substantially all Company assets to, another legal person in which the Company's stockholders retain less than a 50 percent interest in the surviving or acquiring entity or its ultimate parent; an acquisition by any person or group which did not already own 10 percent or more of the Company's voting securities as of July 1, 1998, of a total of 50 percent or more of the Company's voting securities. A termination for "cause" means, among other things, termination because of Mr. Ratner's (i) failure to devote substantially all of his business time, attention and energies to the business of the Company or to discharge the duties as the President and Chief Executive Officer of the Company faithfully, diligently, to the best of his abilities, and in a manner consistent with those duties normally associated with his position; (ii) breach of certain covenants pertaining to competition with the

Company and confidentiality of proprietary Company information; (iii) failure to follow a directive of the Board of Directors set forth with reasonable specificity; (iv) engagement in conduct that is significantly injurious to the Company; (v) conviction of any crime or offense involving moral turpitude; or (vi) use of illegal drugs or abuse of controlled substances or his habitual intoxication. A termination for "good reason" means a termination by Mr. Ratner because of (i) the Company's breach of the Employment Agreement, (ii) a material change in the duties or conditions of Mr. Ratner's employment, (iii) proper notice that Mr. Ratner does not wish to extend the term of the Agreement or (iv) relocation of principal place of Mr. Ratner's employment more than fifty miles.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee conducts an annual review of the Company's executive compensation program as proposed by the Company's President and Chief Executive Officer. The Company seeks to attract and retain qualified personnel to meet the needs and objectives of the Company and to motivate such individuals to achieve the Company's goals through compensation arrangements which reward executives based on individual contributions as well as the Company's overall results. The Compensation Committee takes into consideration in its review of the Company's executive compensation program comparable industry information obtained from approximately 90 chain restaurant companies (the "Comparable Companies"). The Compensation Committee concluded that Comparable Companies are appropriate for comparison primarily because of the similarity of Comparable Companies' operations to the Company's and because information about the Comparable Companies' salary and bonus structure is readily available.

         The key elements of the Company's executive compensation arrangements include base salary, annual incentive bonus and stock options. The financial performance of definable business units or markets of the Company are taken into account in evaluating compensation of executives with responsibility for such units or markets. Base salaries are generally determined by evaluating each individual's responsibilities, relative experience, management abilities and job performance. Annual bonuses, including bonuses awarded pursuant to the Company's Incentive Compensation Plan for Senior Management, are determined by evaluating both the performance of the Company (including revenue and cash flow generation) and the individual officers. The Incentive Compensation Plan for Senior Management provides for cash bonuses as a percentage of the participant's salary for the achievement of positive comparable store sales and budgeted earnings targets. The budgeted earnings targets used in the Incentive Compensation Plan for Senior Management were approved by the Compensation Committee based on the goals of the Company and discussions with management. The percentages used in the Incentive Compensation Plan for Senior Management and the overall potential bonus levels, were established in connection with the earnings targets of the Company and after comparisons with bonus levels of Comparable Companies. Option awards in 2000 were based primarily upon a relative weighting of the seniority associated with various job classifications, rather than as a consequence of previous job performance.

         Mr. Ratner's employment agreement, compensation and grant of options have been approved by the Compensation Committee based upon their review of the requirements of the position, executive compensation at comparable restaurant companies and Mr. Ratner's compensation at his previous employment. Approximately 40 members of management, including Mr. Ratner, participate in a cash bonus plan that contemplates target bonuses ranging from 10 percent to 50 percent of base compensation based upon a combination of criteria that include meeting or exceeding the Company's budget, achieving specified management objectives and, to a lesser extent, subjective evaluations of performance at the end of the year. The maximum cash bonus payable to any participant in the plan is capped at eighty-seven and one-half percent of base compensation.

         This report is not incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and is not filed under such acts.

         The foregoing report has been furnished by the Compensation Committee, whose current members are Barry W. Ridings, Margaret Bertelsen Hampton, Damien
W. Kovary and Robert W. Sullivan.

BOARD AUDIT COMMITTEE REPORT

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         In accordance with its written charter adopted by the Company's Board of Directors, which is attached as APPENDIX A to this Proxy Statement, the Company's Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000, the members of the Audit Committee reviewed the interim financial information contained in the quarterly earnings announcements with the independent auditors before public release.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "COMMUNICATION WITH AUDIT COMMITTEES" and, with and without management present, discussed and reviewed the results of the audit examinations.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended January 2, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 2, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

         The foregoing report has been furnished by the Audit Committee, whose current members are Robert N. Dangremond, Damien W. Kovary, William J. Nightingale and Robert W. Sullivan. Each member of the audit committee is "independent" as defined in the listing standards of the American Stock Exchange.

     AUDIT FEES

         The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's January 2, 2001 consolidated financial statements, and the reviews of the consolidated financial statements included in the quarterly reports on Forms 10-Q for the year ended January 2, 2001 were $138,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No information technology services were provided to the Company by KPMG LLP during the year ended January 2, 2001.

     ALL OTHER FEES

         The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by KPMG LLP during the year ended January 2, 2001 were $32,000. These other services consisted solely of audits of employee benefit plans.

     CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

         The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditors' independence.

COMPENSATION COMMITTEE INTERLOCKS

         There are no relationships between the members of the Compensation Committee and the members of management of the Company that would impair the independence of the Compensation Committee in evaluating compensation of the Company's management.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against both the New York Stock Exchange Market Value Index and the American Stock Exchange Market Value Index as well as the SIC Code Index for Eating Places for the five fiscal years ending January 2, 2001. Since the Company is now listed on the American Stock Exchange ("Amex"), a comparison to other Amex listed companies is believed to be more representative of its performance.

                                                      Fiscal Year Ending
                         ---------------------------------------------------------------------------
Company/Index/Market     12/29/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/29/2000
--------------------     ----------   ----------   ----------   ----------   ----------   ----------
Media General Inc.         100.00       101.07       141.88       182.05       180.75       128.31

Eating Places              100.00       104.83       110.34       149.07       141.80       135.03

NYSE Market Index          100.00       120.46       158.48       188.58       206.49       211.42
AMEX Market Index          100.00       105.52       126.97       125.25       156.15       154.23

RETIREMENT PLANS

         Cafeteria Operators maintains a tax-qualified defined benefit plan (the "Pension Plan"). Benefit accruals under the Pension Plan were frozen as of December 31, 1988 for certain highly-compensated employees. Effective June 30, 1989, all benefit accruals and participation were frozen.

         Prior to July 1, 1989, a full-time employee of Cafeteria Operators (other than a leased or union employee) was eligible for Pension Plan participation after attaining age 21 and completing one year of service.

         A Pension Plan participant's benefit is the greater of the lifetime monthly payment determined under the primary pension formula and the alternative pension formula. The lifetime monthly payment under the primary pension formula is the sum of the participant's frozen accrued lifetime monthly benefit, if any, under the Kmart Corporation Employees' Retirement Pension Plan as of December 27, 1986 (the liability for which was assumed by the Pension Plan), plus .75% of the participant's annualized compensation for each year in which the participant earned benefit service until the Pension Plan was frozen, plus .75% of the participant's annualized compensation in excess of 50% of the Social Security taxable wage base for each year in which the participant earned benefit service until the Pension Plan was frozen. The monthly payment under the alternative pension formula is determined from a cash balance amount which is equal to 2% of the participant's 1986 compensation multiplied by the participant's benefit service prior to January 1, 1987, plus 2% of the participant's compensation in each year in which the participant earned benefit service after December 31, 1986 until the Pension Plan was frozen, credited with a maximum 6% compound interest in each such year. The cash balance is accumulated with interest at a minimum annual rate of 6% for the period beginning when the Pension Plan was frozen until the date of the participant's sixty-fifth birthday and, then, converted to an actuarially equivalent lifetime monthly benefit. For the purpose of both the primary and alternative pension formulas, the participant's "compensation" is generally defined as regular taxable wages from Cafeteria Operators and amounts deferred by the participant under the Employees' Savings Plan described below.

         A participant's accrued benefit becomes fully vested or nonforfeitable after the participant completes five years of vesting service.

       The normal form of payment under the Pension Plan is a lifetime monthly annuity commencing on the first day of the month coinciding with or next following the date when the participant attains age 65. If a participant is married, the normal form of payment is a joint and 50% survivor annuity, commencing on the first day of the month coinciding with or next following the date when the participant attains age 65. A participant can elect other benefit payment options, including an immediate lump sum payment. Payments commencing prior to the time when the participant attains age 65 are actuarially reduced for this early commencement, unless the participant's age and vesting service equal 90 when the payments begin.

                               PENSION PLAN TABLE

APPROXIMATE ANNUAL PENSION AT AGE 65*

                                                            TOTAL SERVICE AS OF 12/31/00
                                                            ----------------------------
CURRENT COMPENSATION                         5 YEARS           15 YEARS            25 YEARS            35 YEARS
--------------------                         -------           --------            --------            --------
    $    75,000                           $     2,801         $    6,620         $    10,438         $    14,257

        100,000                                 4,005              9,591              15,177              20,796

        125,000                                 4,690             12,104              19,616              27,129

        150,000                                 5,772             15,091              24,475              33,858

* Estimates of frozen pension plan benefits.

         The only executive officers named in the Summary Compensation Table who are participants in the Pension Plan are Messrs. Blasdell and Dodson. Total plan years of service at June 30, 1989 (the date benefit accruals were frozen) of the executive officers of the Company named in the Summary Compensation Table and its subsidiaries are Thomas M. Blasdell 17 and Donald M. Dodson 31; no other executive officer participates in the Pension Plan. The amounts of monthly benefits that are available to Messrs. Blasdell and Dodson as of their retirement dates under the Pension Plan are $710 and $3,265 respectively. The Pension Plan does not cover any compensation reported in the Summary Compensation Table.

         Furr's has established an Employees 401(k) Plan (the "401(k) Plan") that is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code. Under the 401(k) Plan, participants may elect to make pre-tax contributions, in an amount equal to from 1 percent to 12 percent of "considered pay," which consists of total W-2 compensation for personal services, excluding extraordinary pay, such as moving expenses and imputed income. Pre-tax contributions were limited to $10,000 in 2000. Additionally, Furr's may make discretionary contributions to the 401(k) Plan. Furr's made a discretionary contribution to the 401(k) Plan of $100,000 for the plan year ended December 31, 2000. Employees are eligible to participate in the 401(k) Plan at age 21 with one year of participation service.

         Participants' contributions to the 401(k) Plan are always fully vested. The Board of Directors of the Company will designate Company contributions as either (i) fully vested when made or (ii) subject to a vesting schedule under which 100 percent of the Company contributions are vested after up to seven years. Employee contributions may be invested either in a fixed income fund, consisting of guaranteed interest contracts and government securities, or nine different equity funds with various growth and income objectives. Loans from participants' pre-tax accounts are permitted if they have a minimum of $1,000 in their account.

         Participants in the 401(k) Plan may generally receive their vested account balances at the earlier of retirement or separation from service.

                              INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee, has reappointed KPMG LLP as the Company's independent public accountants. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

                           2002 STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company at its executive offices by December 16, 2001.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of your completed proxy card will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the completed proxy card and return it in the enclosed envelope.


                                           By Order of the Board of Directors



Dated:  April 18, 2001                     Bruce Dudley
                                           Secretary

                                   APPENDIX A

                          FURR'S RESTAURANT GROUP, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors.

         o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independentauditors' quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management and the independent auditors, consider the integrity and effectiveness of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

       INDEPENDENT AUDITORS

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       LEGAL COMPLIANCE

         11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

       OTHER AUDIT COMMITTEE RESPONSIBILITIES

         12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                     PROXY
                    FURR'S RESTAURANT GROUP, INCORPORATED

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD MAY 22, 2001

    The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Furr's Restaurant Group, Incorporated (the "Company") to be held on May 22, 2001, and the Proxy Statement for Annual Meeting of Stockholders (herein so called) in connection therewith, each dated April 18, 2001, (b) appoints Phillip Ratner and Bruce Dudley as proxies, or either of them, each with the power to appont a substitute, (c) authorizes the Proxies to represent and vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned on April 2, 2001, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

                (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                                                                                                               PLEASE MARK
                                                                                                               YOUR VOTES AS
                                                                                                               INDICATED IN     /X/
                                                                                                               THIS EXAMPLE

1.  Election of Directors:                                       Robert N. Dangremond       Max Pine             Robert W. Sullivan
    (Recommended for election by the Board of Directors)         Margaret B. Hampton        Phillip Ratner
                                                                 Damien W. Kovary           Barry Ridlings
    FOR all nominees listed   WITHHOLD AUTHORITY
      at right (except as      for all nominees                  INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE,
    marked to the contrary)   listed to the right                WRITE THE NOMINEE'S NAME ON THE SPACE BELOW.)
            / /                       / /                        __________________________________________________________________

                                                                 In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.



                                                                                            Dated: __________________________, 2001

                                                                                            _______________________________________

                                                                                            _______________________________________

                                                                                            Please sign your name above exactly
                                                                                            as it appears on your stock certificate,
                                                                                            date and return promptly. When signing
                                                                                            on behalf of a corporation, partnership,
                                                                                            estate, trust, or in any representative
                                                                                            capacity, please sign name and title.
                                                                                            For joint accounts, each joint owner
                                                                                            must sign.

------------------------------------------------------------------------------------------------------------------------------------
                                                    - FOLD AND DETACH HERE -
